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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-05987, 333-59941, 33-62887, 33-69306 on Form S-8 of Michael Baker
Corporation of our report dated June 24, 2006, relating to the financial statements of the Michael Baker Corporation Employee Stock Ownership Plan, appearing on Form 11-K for the year ended December 31, 2005.


/s/ Deloitte & Touche LLP
-------------------------
Pittsburgh, Pennsylvania
June 28, 2006